UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2022

I-ON DIGITAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-54995	46-3031328
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15, Tehran-ro 10-gil, Gangam-gu, Seoul, 06234 Korea
(Address of principal executive offices)

+82-2-3430
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IONI	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 27, 2022, I-On Digital Corp. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”).  A total of 26,393,997 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy.  The results of the items voted on at the Special Meeting are as follows:

Proposal 1: To approve an equity transfer agreement in which the Company will sell transfer of the issued and outstanding equity of I-On Communications Ltd., a wholly-owned subsidiary of the Company organized under the laws of the Republic of Korea, in exchange for the transfer of 20,000,000 shares of the Company’s stock and the assumption of any and all liabilities.

Votes For	Votes Against	Votes Abstain	Percentage of Outstanding Shares
26,624,628	67,573	800	76%

The vote required to approve this proposal was the affirmative vote of a majority of the Company’s outstanding shares of voting capital stock.  Accordingly, this proposal was approved.

Proposal 2: To approve an amendment to our Amended and Restated Certificate of Incorporation to: change the name of the Company from “I-On Digital Corp.” to “Cardio Diagnostics Holdings, Inc.”; and to approve the reverse split of the number of the Company’s outstanding shares of common stock on the basis of one share for every ten (10) to fifteen (15) outstanding shares.

Votes For	Votes Against	Votes Abstain	Percentage of Outstanding Shares
26,623,600	69,401	0	76%

The vote required to approve this proposal was the affirmative vote of a majority of the Company’s outstanding shares of voting capital stock.  Accordingly, this proposal was approved.

Proposal 3: To transact such other business as may properly come before the Special Meeting, including to consider any procedural matters incident to the conduct of the Special Meeting, such as the postponement of the Special Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Special Meeting.

Votes For	Votes Against	Votes Abstain	Percentage of Outstanding Shares
26,624,528	68,473	0	76%

The vote required to approve this proposal was the affirmative vote of a majority of shares represented at the meeting.  Accordingly, this proposal was approved. However, since Proposal 1 and Proposal 2 above were approved, such action on this was not required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-ON DIGITAL CORP.

Date: February 1, 2022	By:	/s/ Jae Cheol Oh
Name: Jae Cheol Oh Title: Chief Executive Officer